SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549

                             FORM 8-K/A

                           Amendment 2 to
                           Current Report
                   Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act

            Date of Report (Date of Earliest Event Reported):
                          January 11, 2010

                        Iron Eagle Group, Inc.
                 (Exact name of registrant as specified in its charter)

        Delaware               0-22965         84-1414869
     (State or other jurisdiction   (Commission File Number    (I.R.S. Employer
  of incorporation or organization                         Identification Number)

              448 West 37th Street, Suite 9G
              New York, NY                      10018
     (Address of principal executive offices)             Zip Code)

                               (888) 481-4445
                    (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                          Explanatory Note

This amendment 2 to Form 8-K relates to the completion of the Share Exchange Agreement dated January 8, 2010 and is being filed for the sole purpose of correcting the closing date for accuracy and filing the proforma consolidated financial statements of Iron Eagle Group, Inc., a
Delaware Corporation.   The contents of Form 8-K dated January 11,
2010, including amendments are hereby incorporated herein by reference.

ITEM 1.02   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On August 18, 2010, the remaining performance obligation required under the January 8, 2010 exchange agreement between Iron Eagle Group, a Nevada corporation, its shareholders, and Iron Eagle Group, Inc. (formerly Pinnacle Resources, Inc.), a Delaware corporation, has been satisfied.

The consideration for the transaction, the share exchange, was completed in January. At that time shareholders of Iron Eagle Nevada exchanged their shares for shares of Iron Eagle Delaware (formerly Pinnacle Resources). As part of the agreement, i) the shares previously held in escrow have been released and ii) Glen R. Gamble and R.A. Hildebrand have resigned as officers and directors of Iron Eagle.

Share Exchange Agreement dated January 8, 2010
On January 8, 2010, the registrant agreed in principal to the terms of a share exchange agreement with Iron Eagle Group, a Nevada corporation and the shareholders of Iron Eagle.

Pursuant to certain terms of the Agreement, the registrant issued from its treasury an aggregate of 373,491,825 shares of its common stock to the Iron Eagle Nevada shareholders. In exchange, the Iron Eagle Nevada Shareholders surrendered all of their issued and outstanding Iron Eagle Nevada one-class common stock. The Agreement shares were held by an escrow agent until Iron Eagle Nevada had completed the "Acquisition Requirement". However, the Iron Eagle Nevada shareholders had voting rights on the Agreement Shares by means of a voting trust through the escrow agent while the shares are in Trust and the Agreement was pending.

The Acquisition Requirement required that, on or before October 8, 2010:

   (i) Iron Eagle Nevada shall acquire one or more construction, infrastructure or related companies with aggregate fiscal 2009 or last twelve months audited EBITDA, adjusted for non-recurring expenses, of at least $1,800,000; or
   (ii) The Corporation's board of directors unanimously votes to authorize the release of the Agreement Shares.

If Iron Eagle Nevada failed to meet the Acquisition Requirement, the Agreement Shares were to be returned by the escrow agent to the Corporation.

ITEM 9.01 Financial Statements and Exhibits

Exhibits
No.            Description

2.1 Share Exchange between Pinnacle Resources, Inc. and the Shareholders of Iron Eagle Group and Meister Seelig & Fein
LLP incorporated by reference to Form 8-K filed on January
11, 2010

2.2 Escrow Agreement between Pinnacle Resources, Inc. and the Shareholders of Iron Eagle Group and Meister Seelig & Fein
LLP incorporated by reference to Form 8-K filed on January
11, 2010

99-1 Financial Statements of Iron Eagle Group, a Nevada Corporation, for the year ended December 31, 2009 incorporated by reference to amendment 1 to Form 8-K filed on January 11, 2010 which was filed on September 2, 2010

99-2        Financial Statements of Iron Eagle Group, a Nevada
            Corporation for the unaudited interim period ended
            June 30, 2010

99-3        Proforma Consolidated Financial Statements of Iron Eagle
Group, Inc., a Delaware Corporation for Acquisition of Iron
            Eagle Delaware

99-4        Press Release dated August 26, 2010 incorporated by
reference to amendment 1 to Form 8-K filed on January 11, 2010 which was filed on September 2, 2010

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Iron Eagle Group, Inc.


By:      /s/ Jason M. Shapiro
         ------------------------
         Jason M. Shapiro
         Chief Executive Officer

Dated:   May 12, 2011

                               Exhibit 99-3

Iron Eagle Group (Pro Forma for Acquisition of Iron Eagle Delaware)
Balance Sheet
As of June 30, 2010

                               Iron Eagle      Iron Eagle  Transaction    Pro Forma
                                Delaware         Nevada     Adjustment    Financials
ASSETS
  Current assets:
    Cash                        $     1,335    $         -                $     1,335
    Available for sale
     marketable securities
     of affiliate                       100              -                        100
    Sublease rent receivable,
     net of a reserve of $4,500        1,000             -                      1,000
    Note receivable                        -        10,000       (10,000)           -
    Advance                            5,000             -                      5,000
    Prepaid expenses                 832,890             -                    832,890
                                 -----------   -----------   -----------  -----------
  Total current assets               840,325        10,000       (10,000)     840,325
  Equipment and leasehold
   improvements, net of
   accumulated depreciation
   of $14,737                          3,127             -             -        3,127
                                 -----------   -----------   -----------  -----------
  Total assets                   $   843,452   $    10,000   $   (10,000) $   843,452
                                 ===========   ===========   ===========  ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
  Current liabilities:
   Accounts payable              $   194,138             -                $   194,138
   Accounts payable to related
     parties                               -             -       286,143      286,143
   Accrued compensation              260,403        90,000                    350,403
   Capital lease - current             2,538             -                      2,538
   Officer advances                   44,603             -                     44,603
   Accrued related party consulting
    fees                              60,000             -                     60,000
   Note Payable - Related Party            -        16,564                     16,564
   Line of credit                     50,469             -                     50,469
                                 -----------   -----------   -----------  -----------
  Total current liabilities          612,151       392,707             -    1,004,858

  Capital lease - long-term portion    1,150             -                      1,150
                                 -----------   -----------   -----------  -----------
  Total liabilities                  613,301       392,707             -    1,006,008




Stockholders' equity:
  Preferred stock                          -             -                          -
  Common stock                           115             1            (1)         115
  Additional paid-in capital       4,799,523             -    (4,799,523)           -
  Accumulated deficit             (4,569,487)     (382,708)    4,789,524     (162,671)
                                 -----------   -----------   -----------  -----------
Total stockholders' equity           230,151      (382,707)      (10,000)    (162,556)
                                 -----------   -----------   -----------  -----------
Total liabilities and
 stockholders' equity            $   843,452   $    10,000   $   (10,000) $   843,452
                                 ===========   ===========   ===========  ===========

Iron Eagle Group (Pro Forma for Acquisition of Iron Eagle Delaware) Income Statement
Year Ending June 30, 2010

                                                Cumulative
                                             Since Inception
                            Year Ending     (November 9, 2009   Transaction  Pro Forma
                          June 30, 2010  Through June 30, 2010) Adjustment  Financials
                          -------------  ---------------------  ----------  ----------
Operating expenses:
  Compensation expense      $   395,965            $  90,000               $  485,965
  Professional fees             104,477               15,972                  120,449
  General and administrative    406,611                  172                  406,783
  Professional fees - related
   party                         78,500              275,000                  353,500
  Impaired mining claims         21,000                                        21,000
  Bad debt expense              254,819                                       254,819
                            -----------            ---------   ---------   ----------
Total operating expenses      1,261,372              381,144           -    1,642,516

Operating loss               (1,261,372)            (381,144)          -   (1,642,516)

Other income (expense):
  Interest income                53,121                                        53,121
  Interest expense               (2,536)              (1,564)                  (4,100)
  Interest income - related
    party                             -                                             -
  Loss on marketable
   securities                  (179,900)                                     (179,900)
  Other (expense)                (3,706)                                       (3,706)
                            -----------            ---------   ---------   ----------
Other expense                  (133,021)              (1,564)          -     (134,585)

Net loss before income
 tax benefit                 (1,394,393)            (382,708)          -   (1,777,101)

Income tax benefit                    -                    -           -            -
                            -----------            ---------   ---------  =----------
Net loss                    $(1,394,393)           $(382,708)          -  $(1,777,101)
                            ===========            =========   =========  ===========